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EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated financial statements give effect to the NetSchools acquisition using the purchase method of accounting.

The following unaudited pro forma condensed consolidated balance sheet of the combined entity as of April 30, 2002 gives effect to the NetSchools acquisition as if it was completed on April 30, 2002. The following unaudited pro forma consolidated statements of earnings for the year ended October 31, 2001 and for the six months ended April 30, 2002 give effect to the NetSchools acquisition as if it was completed on November 1, 2000.

We present the unaudited pro forma consolidated financial statements for illustrative purposes only and they are not necessarily indicative of our financial position or results of operations that would have actually been reported had the acquisition occurred as of the dates indicated, nor are they necessarily indicative of our financial position or results of operations on a consolidated basis in the future.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)


                                                                       APRIL 30, 2002
                                                -------------------------------------------------------------
                                                     (1)            (2)                  PRO FORMA
                                                                             --------------------------------
                                                    PLATO        NETSCHOOLS   ADJUSTMENTS            RESULTS
                                                -------------  ------------- --------------     -------------

 ASSETS
 Current assets:
    Cash and cash equivalents                      $  59,122      $     164      $  (6,000) (3)    $  50,943
                                                                                    (2,343) (4)
    Accounts receivable, net                          25,803            700              -            26,503
    Prepaid expenses and other current assets          1,296          2,289              -             3,585
    Deferred income taxes                              2,468              -              -             2,468
                                                -------------  ------------- --------------     -------------
     Total current assets                             88,689          3,153         (8,343)           83,499
 Equipment and leasehold improvements, net             4,116            935              -             5,051
 Product development costs, net                       11,274              -              -            11,274
 Deferred income taxes, net                            7,926              -         (2,613) (3)        5,313
 Goodwill, net                                        16,171              -         23,799  (3)       39,970
 Identified intangible assets, net                     3,122              -          6,700  (3)        9,822
 Other assets                                          3,173            136              -             3,309
                                                -------------  ------------- --------------     -------------
     Total assets                                  $ 134,471      $   4,224      $  19,543         $ 158,238
                                                =============  ============= ==============     =============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
    Current portion of long-term debt                  $ 248      $  10,854      $  (8,440) (5)        $ 319
                                                                                    (2,343) (4)
    Accounts payable                                   1,486          2,470              -             3,956
    Accrued employee salaries and benefits             4,182            816              -             4,998
    Accrued liabilities                                2,757            831            700  (3)
                                                                                     3,448  (6)        7,736
    Deferred revenue                                   9,601          3,864              -            13,465
                                                -------------  ------------- --------------     -------------
     Total current liabilities                        18,274         18,835         (6,635)           30,474
 Long-term debt                                          590             69              -               659
 Deferred revenue                                      1,398              -              -             1,398
 Other liabilities                                        36              -              -                36
                                                -------------  ------------- --------------     -------------
     Total liabilities                                20,298         18,904         (6,635)           32,567
                                                -------------  ------------- --------------     -------------

 Redeemable convertible preferred stock                    -         89,843        (89,843) (5)            -
 Stockholders' equity:
    Common stock                                     110,362          2,128         (2,128) (5)
                                                                                    10,528  (3)
                                                                                       970  (3)      121,860
    Retained earnings                                  4,726       (106,651)       106,651  (5)        4,726
    Accumulated other comprehensive loss                (915)             -              -              (915)
                                                -------------  ------------- --------------     -------------
     Total stockholders' equity                      114,173       (104,523)       116,021           125,671
                                                -------------  ------------- --------------     -------------
     Total liabilities and stockholders' equity    $ 134,471      $   4,224      $  19,543         $ 158,238
                                                =============  ============= ==============     =============

See notes to unaudited pro forma condensed consolidated balance sheet


                                       15


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        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

(1) Amounts are derived from our unaudited historical balance sheet at April 30, 2002.

(2) Amounts are derived from the unaudited historical balance sheet of NetSchools at April 30, 2002.

(3) We acquired all the outstanding shares of NetSchools for $6,000 in cash, 800,000 shares of our common stock, 200,000 warrants to purchase shares of our common stock, assumed liabilities and transaction expenses, and additional consideration of up to approximately $6,000, contingent on the NetSchools product and services revenues generated through October 2004.

     The purchase price consisted of the following components:

Common stock issued                                                  $ 10,528
 Cash paid                                                              6,000
 Direct acquisition costs                                                 700
 Liabilities assumed                                                   10,464
 Accrual of additional liabilities (see note (6))                       3,448
 Common stock warrants issued                                             970
                                                                     --------
                                                                     $ 32,110
                                                                     ========

     The allocation of the total purchase price was as follows:

Estimated fair value of tangible assets acquired                     $  4,224
 Estimated fair value of identified intangible assets                   6,700
 Goodwill                                                              23,799
 Deferred tax liabilities                                              (2,613)
                                                                     --------
                                                                     $ 32,110
                                                                     ========


     The NetSchools acquisition will be accounted for under SFAS 141 using the purchase method of accounting. Acquired assets and liabilities are recorded at their estimated fair values on the acquisition date. An independent appraisal firm performed the valuation of identified intangible assets, which consist of a customer list, tradename and acquired technology. Goodwill and identified intangible assets are subject to the provisions of SFAS 142. Goodwill and identified intangible assets with indefinite lives will not be amortized and will be reviewed for impairment on an annual basis. Identified intangible assets with definite lives will be amortized over five to seven years.




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(4)  Bank note payable was paid off concurrent with the acquisition.

(5) Elimination of NetSchools notes payable, mandatorily redeemable convertible preferred stock and stockholders' equity accounts. The notes payable and mandatorily redeemable convertible preferred stock was converted to capital stock immediately prior to the acquisition.

(6) Accrual of additional liabilities, primarily for separation benefits and lease termination costs.




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             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                   (Dollars and number of shares in thousands)

                                                                      FOR THE YEAR ENDED OCTOBER 31, 2001
                                                        -------------------------------------------------------------
                                                              (1)          (2)                    PRO FORMA
                                                                                     --------------------------------
                                                             PLATO      NETSCHOOLS    ADJUSTMENTS          RESULTS
                                                        -------------  ------------- --------------    --------------

 Revenues                                                   $ 70,107       $ 11,920      $       -          $ 82,027
 Cost of revenues                                              6,920         12,282              -            19,202
                                                        -------------  ------------- --------------    --------------
    Gross profit                                              63,187           (362)             -            62,825
                                                        -------------  ------------- --------------    --------------
 Operating expenses:
    Selling, general and administrative                       44,226         12,647              -            56,873
    Product development and customer support                   8,686          5,003            360  (3)       14,049
    Goodwill and intangible amortization                       2,112              -            766  (4)        2,878
    Special charge                                             1,260              -              -             1,260
                                                        -------------  ------------- --------------    --------------
     Total operating expenses                                 56,284         17,650          1,126            75,060
                                                        -------------  ------------- --------------    --------------
      Operating profit (loss)                                  6,903        (18,012)        (1,126)          (12,235)
 Interest expense                                               (585)        (1,152)             -            (1,737)
 Interest income                                                 817              -              -               817
 Other expense (income), net                                    (125)             -              -              (125)
                                                        -------------  ------------- --------------    --------------
      Earnings (loss) before income taxes                      7,010        (19,164)        (1,126)          (13,280)
 Income tax expense (benefit)                                  3,505              -        (10,145) (5)       (6,640)
                                                        -------------  ------------- --------------    --------------
      Net earnings (loss)                                   $  3,505       $(19,164)     $   9,019          $ (6,640)
                                                        =============  ============= ==============    ==============

 Earnings (loss) per share:
    Basic                                                   $   0.26                                        $  (0.47)
                                                        =============                                  ==============
    Diluted                                                 $   0.24                                        $  (0.47)
                                                        =============                                  ==============

 Weighted-average common shares outstanding:
    Basic                                                     13,364                           800  (6)       14,164
                                                        =============                ==============    ==============
    Diluted                                                   14,383                          (219) (7)       14,164
                                                        =============                ==============    ==============

See notes to unaudited pro forma consolidated statements of earnings



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             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                   (Dollars and number of shares in thousands)




                                                                     FOR THE SIX MONTHS ENDED APRIL 30, 2002
                                                        ---------------------------------------------------------------
                                                               (1)          (2)                     PRO FORMA
                                                                                       --------------------------------
                                                              PLATO      NETSCHOOLS     ADJUSTMENTS          RESULTS
                                                        -------------- --------------  --------------    --------------
 Revenues                                                    $ 31,259       $  5,236         $     -          $ 36,495
 Cost of revenues                                               4,123          5,692               -             9,815
                                                        -------------- --------------  --------------    --------------
    Gross profit                                               27,136           (456)              -            26,680
                                                        -------------- --------------  --------------    --------------
 Operating expenses:
    Selling, general and administrative                        23,476          3,917               -            27,393
    Product development and customer support                    5,358          1,668               -             7,026
    Goodwill and intangible amortization                          362              -             383  (4)          745
                                                        -------------- --------------  --------------    --------------
     Total operating expenses                                  29,196          5,585             383            35,164
                                                        -------------- --------------  --------------    --------------
      Operating profit (loss)                                  (2,060)        (6,041)           (383)           (8,484)
 Interest expense                                                 (73)          (587)              -              (660)
 Interest income                                                  557              -               -               557
 Other expense (income), net                                     (109)                             -              (109)
                                                        -------------- --------------  --------------    --------------
      Earnings (loss) before income taxes                      (1,685)        (6,628)           (383)           (8,696)
 Income tax expense (benefit)                                    (625)             -          (2,600) (5)       (3,225)
                                                        -------------- --------------  --------------    --------------
      Net earnings (loss)                                    $ (1,060)      $ (6,628)        $ 2,217          $ (5,471)
                                                        ============== ==============  ==============    ==============

 Earnings (loss) per share:
    Basic and diluted                                        $  (0.06)                                        $  (0.32)
                                                        ==============                                   ==============

 Weighted-average common shares outstanding:
    Basic and diluted                                          16,430                            800  (6)       17,230
                                                        ==============                 ==============    ==============

See notes to unaudited pro forma consolidated statements of earnings


                                       19


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        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                             (Dollars in thousands)

(1) Amounts are derived from our audited historical statement of earnings for the year ended October 31, 2001 and from our unaudited historical statement of earnings for the six months ended April 30, 2002.

(2) Amounts are derived from the audited historical statement of operations of NetSchools Corporation for the year ended December 31, 2001 and from the unaudited historical statement of operations for the six months ended April 30, 2002. The months of November and December 2001 are included in both the fiscal year and the interim period presented. Revenue and net loss for these two months were $1,144 and $(2,494), respectively.

(3) Adjustment to reflect the write-off of in-process research and development costs.

(4) Amortization of identified intangible assets with definite lives (five to seven years).

(5) Adjustment to reflect our historical effective income tax rate on the pro forma earnings (loss) before income taxes.

(6)  Adjustment for the shares issued in this acquisition.

(7) Adjustment for the shares issued in this acquisition and to remove the potential common shares which are antidilutive with the pro forma net loss.





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